Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q1 FISCAL YEAR 2016 FINANCIAL RESULTS
Q1 FY16 Revenue of $160.9M; up 1.6% Q/Q and 27.4% Y/Y
Q1 FY16 GAAP Diluted EPS (from Continuing Operations) of $0.25
Q1 FY16 Non-GAAP Diluted EPS of $0.31

SAN JOSE, Calif., August 3, 2015 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal first quarter ended June 28, 2015.
“First quarter fiscal 2016 revenue increased by more than 27 percent year-over-year, driven primarily by strength in our High Performance Computing and Wireless Power products,” said Greg Waters, president and chief executive officer. “We are delivering on our commitment of superior earnings leverage with growth, and are pleased to announce a non-GAAP operating margin of 29.3 percent for the quarter.
“As we look out to the rest of fiscal 2016, we are confident in our ability to meaningfully outgrow the semiconductor market. Our new product design-win traction is very high, and we are in the early stages of delivering new classes of products in all three of our target market segments” concluded Mr. Waters.
Recent Business Highlights - Computing

•	IDT Wins 2015 EDN China Innovation Award for DDR4 LRDIMM

•	IDT Launches Open High-Performance Analytics and Computing Lab

•	IDT Collaborates with ZMDI on Energy-Efficient Digital Power Technology

•	IDT’s RapidIO Solutions Enable Fujitsu’s C-RAN Deployments
Recent Business Highlights - Consumer

•	IDT Wireless Charging Technology Featured in LG’s New Flagship G4 Smartphone

•	IDT Teams with Blu Wireless to Unite Wireless Charging and WiGig Data Transmission

•	IDT and EPC Collaborate to Integrate Gallium Nitride and Silicon for Faster, Higher Efficiency Semiconductor Devices

•	IDT Wireless Power Transmitter Featured in Samsung Monitor
Recent Business Highlights - Communications

•	IDT Wins 2015 EDN China Innovation Award for IEEE 1588 Time and Frequency Generators

•	IDT Wins Prestigious ACE Award for VersaClock 5 Programmable Clock Generator

•	IDT Introduces VersaClock 5 Programmable Clock Generator with Integrated Crystal

•	IDT Expands VersaClock 5 Family to include Devices with Additional Outputs Supporting PCI Express Timing

•	IDT Adds 3.3 V PCIe Clock Generators to World’s Lowest Power PCI Express Timing Family

•	IDT Introduces a Wideband RF Synthesizer/PLL with Industry-Leading Combination of High Performance and Low Power

•	IDT Expands RF Portfolio with New Digital Pre-Distortion Demodulator for Cellular Base Stations

•	IDT Releases 3 New Low-Loss Ultra-Linear RF Variable Attenuator Products Targeting Wideband Communications Systems
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. For financial statement purposes, the high speed data converter business is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal first quarter of 2016 was $160.9 million, compared with $158.4 million reported last quarter, and $126.3 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal first quarter of 2016 was $38.7 million, or $0.25 per diluted share, versus GAAP net income from continuing operations of $40.4 million or $0.26 per diluted share last quarter, and a GAAP net income from continuing operations of $17.1 million or $0.11 per share in the same period one year ago. Fiscal first quarter 2016 GAAP results include $0.8 million expense relating to amortization of intangible assets, $7.9 million in stock-based compensation expense, $0.9 million in severance and retention related charges, $0.2 million in net gain on sale of asset and other, and $0.1 million benefit in related tax effects.

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Non-GAAP net income for the fiscal first quarter of 2016 was $48.2 million or $0.31 per diluted share, compared with non-GAAP net income of $45.8 million or $0.29 per diluted share last quarter, and non-GAAP net income of $26.7 million or $0.17 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal first quarter of 2016 was $99.2 million, or 61.7 percent, compared with GAAP gross profit of $98.1 million or 61.9 percent last quarter, and $74.0 million, or 58.6 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal first quarter of 2016 was $100.9 million, or 62.7 percent, compared with non-GAAP gross profit of $99.6 million, or 62.9 percent last quarter, and $78.1 million, or 61.9 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal first quarter of 2016 was $33.8 million, compared with GAAP R&D expense of $32.1 million last quarter, and $32.1 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2016 was $29.7 million, compared with non-GAAP R&D expense of $29.7 million last quarter, and $28.7 million in the same period one year ago.

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GAAP SG&A expense for the fiscal first quarter of 2016 was $28.1 million, compared with GAAP SG&A expense of $27.1 million last quarter, and $25.5 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2016 was $24.0 million, compared with non-GAAP SG&A expense of $23.8 million last quarter, and $22.1 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on August 3, 2015. The webcast replay will be available after 5 p.m. Pacific time on August 3, 2015.

Investors may also listen to the live call at 1:30 p.m. Pacific time on August 3, 2015 by calling (888) 206-4893 (United States); or (913) 312-0398 (International). The access code is 7130025. The conference call replay will be available for one week following the event at (888) 203-1112 (United States); or (719) 457-0820 (International). The access code is 7130025.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 29, 2015. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that

IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision for (benefit from) income taxes, continuing operations
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use and impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2016, the Company changed its methodology for reporting non-GAAP taxes to be based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense. Non-GAAP tax amounts for periods prior to March 30, 2015 have not been adjusted to reflect the new methodology.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 28,	Mar. 29,	June 29,
	2015	2015	2014
Revenues	$160,907	$158,350	$126,302
Cost of revenues	61,673	60,295	52,293
Gross profit	99,234	98,055	74,009
Operating expenses:
Research and development	33,754	32,071	32,050
Selling, general and administrative	28,143	27,050	25,459
Total operating expenses	61,897	59,121	57,509

Operating income	37,337	38,934	16,500

Other income, net	1,818	1,966	862
Income from continuing operations before income taxes	39,155	40,900	17,362
Provision for income taxes	435	517	251

Net income from continuing operations	38,720	40,383	17,111

Discontinued operations:
Gain from divestiture	—	—	16,840
Loss from discontinued operations	(547)	(799)	(12,153)
Provision for (benefit from) income taxes	15	318	(45)
Net income (loss) from discontinued operations	(562)	(1,117)	4,732

Net income	$38,158	$39,266	$21,843

Basic net income per share - continuing operations	$0.26	$0.27	$0.11
Basic net income (loss) per share - discontinued operations	—	(0.01)	0.04
Basic net income (loss) per share	$0.26	$0.26	$0.15

Diluted net income per share - continuing operations	$0.25	$0.26	$0.11
Diluted net income (loss) per share - discontinued operations	—	(0.01)	0.03
Diluted net income per share	$0.25	$0.25	$0.14

Weighted average shares:
Basic	148,396	148,326	149,283
Diluted	153,758	154,111	153,741

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	June 28,	Mar. 29,	June 29,
	2015	2015	2014

GAAP net income from continuing operations	$38,720	$40,383	$17,111
GAAP diluted net income per share - continuing operations	$0.25	$0.26	$0.11
Acquisition related:
Amortization of acquisition related intangibles	832	1,001	2,549
Restructuring related:
Severance and retention costs	921	—	526
Facility closure costs	—	—	47
Assets impairment and other	147	265	2,302
Other:
Stock-based compensation expense	7,866	5,684	4,962
Gain from divestiture	(51)	(168)	—
Assets impairment and other	(325)	—	—
Compensation expense - deferred compensation plan	115	213	494
Gain on deferred compensation plan securities	(108)	(205)	(480)
Non-GAAP tax adjustments	83	(1,391)	(859)
Non-GAAP net income from continuing operations	$48,200	$45,782	$26,652
GAAP weighted average shares - diluted	153,758	154,111	153,741
Non-GAAP adjustment	1,836	1,558	1,867
Non-GAAP weighted average shares - diluted	155,594	155,669	155,608
Non-GAAP diluted net income per share - continuing operations	$0.31	$0.29	$0.17

GAAP gross profit	$99,234	$98,055	$74,009
Acquisition related:
Amortization of acquisition related intangibles	617	625	1,686
Restructuring related:
Severance and retention costs	182	—	23
Assets impairment and other	147	220	1,935
Other:
Compensation expense - deferred compensation plan	42	78	147
Stock-based compensation expense	682	589	319
Non-GAAP gross profit	$100,904	$99,567	$78,119

GAAP R&D expenses:	$33,754	$32,071	$32,050
Restructuring related:
Severance and retention costs	(347)	—	(240)
Assets impairment and other	—	(45)	(367)
Other:
Compensation expense - deferred compensation plan	(45)	(83)	(240)
Stock-based compensation expense	(3,632)	(2,266)	(2,521)
Non-GAAP R&D expenses	$29,730	$29,677	$28,682

GAAP SG&A expenses:	$28,143	$27,050	$25,459
Acquisition related:
Amortization of acquisition related intangibles	(215)	(376)	(863)
Restructuring related:
Severance and retention costs	(392)	—	(263)
Facility closure costs	—	—	(47)
Other:
Compensation expense - deferred compensation plan	(28)	(52)	(107)
Stock-based compensation expense	(3,552)	(2,829)	(2,122)
Non-GAAP SG&A expenses	$23,956	$23,793	$22,057

GAAP interest income and other, net	$1,818	$1,966	$862
Gain from divestiture	(51)	(168)	—
Gain on deferred compensation plan securities	(108)	(205)	(480)
Assets impairment and other	(325)	—	—
Non-GAAP interest income and other, net	$1,334	$1,593	$382

GAAP provision for income taxes - continuing operations	$435	$517	$251
Non-GAAP tax adjustments	(83)	1,391	859
Non-GAAP provision for income taxes - continuing operations	$352	$1,908	$1,110

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 28,	Mar. 29,
(In thousands)	2015	2015

ASSETS
Current assets:
Cash and cash equivalents	$101,141	$116,945
Short-term investments	439,859	438,115
Accounts receivable, net	70,395	63,618
Inventories	42,703	45,410
Prepaid and other current assets	15,647	16,041
Total current assets	669,745	680,129

Property, plant and equipment, net	64,421	65,508
Goodwill	135,644	135,644
Acquisition-related intangibles	4,703	5,535
Other assets	26,681	26,843
TOTAL ASSETS	$901,194	$913,659

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$21,752	$28,006
Accrued compensation and related expenses	23,809	43,649
Deferred income on shipments to distributors	10,380	15,694
Deferred taxes liabilities	1,491	1,401
Other accrued liabilities	11,003	17,582
Total current liabilities	68,435	106,332

Deferred tax liabilities	1,114	1,121
Long term income taxes payable	286	347
Other long term obligations	20,764	17,605
Total liabilities	90,599	125,405

Stockholders' equity	810,595	788,254

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$901,194	$913,659